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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 24, 2002


                             SYNBIOTICS CORPORATION
             (Exact name of registrant as specified in its charter)

                         Commission file number 0-11303

               California                                        95-3737816
      (State or other jurisdiction                            (I.R.S. Employer
            of incorporation)                               Identification No.)


           11011 Via Frontera
         San Diego, California                                     92127
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (858) 451-3771


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Item 4.  Changes in Registrant's Certifying Accountant

On April 24, 2002, we dismissed PricewaterhouseCoopers LLP as our independent auditor, and appointed Levitz, Zacks & Ciceric as our independent auditor. Our Audit Committee recommended the change of auditor, and the change was approved by our Board of Directors.

The reports of PricewaterhouseCoopers LLP on our financial statements for the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except that the report of PricewaterhouseCoopers LLP on the December 31, 2000 financial statements contained an explanatory paragraph expressing substantial doubt relating to the Company's ability to continue as a going concern. During our two most recent years and subsequent interim period through April 24, 2002, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference to the subject matter of such disagreements in connection with their reports, nor were there any reportable events as defined in Regulation S-K Item 304(a)(1)(v).

We have requested PricewaterhouseCoopers LLP to furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of that letter is filed as Exhibit 16 to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         a)  Financial statements of businesses acquired

             Not applicable.

         b)  Pro forma financial information

             Not applicable.

         c)  Exhibits

             16 Letter from PricewaterhouseCoopers LLP regarding change in certifying accountant.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SYNBIOTICS CORPORATION

Date:  April 30, 2002                       /s/ Michael K. Green
                                            -----------------------------------
                                            Michael K. Green
                                            Senior Vice President - Finance and
                                            Chief Financial Officer

                                       -1-

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                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.


                                    EXHIBITS

                                       TO

                                    FORM 8-K

                                      UNDER

                         SECURITIES EXCHANGE ACT OF 1934

                             SYNBIOTICS CORPORATION


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                                  EXHIBIT INDEX

Exhibit No.       Exhibit
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   16             Letter from PricewaterhouseCoopers LLP regarding change in certifying accountant.